NUVEEN PREFERRED SECURITIES FUND

SUPPLEMENT DATED MARCH 12, 2012

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2012

Previously, Nuveen Preferred Securities Fund used the BofA Merrill Lynch Preferred Stock Hybrid Securities Index as its primary benchmark. Going forward, the fund’s performance will be compared to the BofA Merrill Lynch Fixed Rate Preferred Index and a Market Benchmark comprised of a 65% weighting in the BofA Merrill Lynch U.S. Preferred Stock Fixed Rate Index and a 35% weighting in the Barclays Capital USD Capital Securities Index because they more closely reflect the fund’s investment universe. As a result, the table at the end of “Fund Performance” is deleted in its entirety and replaced with the following table:

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception (December 19, 2006)
Class A (return before taxes)	(5.42)%	1.75%	1.74%
Class A (return after taxes on distributions)	(7.57)%	(0.52)%	(0.51)%
Class A (return after taxes on distributions and sale of fund shares)	(2.60)%	0.35%	0.36%
Class C (return before taxes)	(1.38)%	2.00%	1.99%
Class R3 (return before taxes)	(0.95)%	2.50%	2.49%
Class I (return before taxes)	(0.42)%	3.02%	3.01%
BofA Merrill Lynch Fixed Rate Preferred Index (reflects no deduction for fees, expenses or taxes)	4.11%	(1.19)%	(1.14)%
BofA Merrill Lynch Preferred Stock Hybrid Securities Index (reflects no deduction for fees, expenses or taxes)	1.86%	1.02%	1.08%
Market Benchmark Index (reflects no deduction for taxes or certain expenses)	3.03%	0.67%	0.67%
Lipper Flexible Income Classification Average (reflects no deduction for taxes or certain expenses)	1.12%	3.98%	3.98%

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-PREFS-0312P